UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 9, 2026

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Invesco Commercial Real Estate Finance Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	000-56564	92-1080856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2300 N Field Street
Suite 1200
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 715-8400
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 9, 2026, Invesco Commercial Real Estate Finance Trust, Inc. (the “Company”) reconvened the Annual Meeting of Stockholders that was commenced on May 7, 2026, and adjourned until July 9, 2026.

Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Board's solicitations. At this meeting, the Company’s stockholders were requested to: (1) elect the six directors named below to serve on the Company’s Board of Directors until the Company’s 2027 annual meeting of stockholders or until their respective successors have been duly elected and qualified and (2) ratify the appointment of the independent registered public accounting firm for the fiscal year ending December 31, 2026, each of which was described in the Company’s proxy statement.

The following actions were taken by the Company's stockholders with respect to each of the foregoing items:

1. Election of the Board of Directors. All of the nominees for director were elected. There were no broker non-votes. The table below sets forth the voting results for each director.

Name of Nominee	Votes Cast "For"	Votes Cast "Against"	Abstentions
R. Scott Dennis	23,625,741	87,404	571,866
Julie Arrowsmith	23,671,197	67,433	546,381
R. David Kelly	23,612,444	94,894	577,674
J. Ray Nixon	23,595,107	106,089	583,815
Charlie Rose	23,612,971	120,785	551,256
Paul E. Rowsey	23,618,497	88,659	577,856

2. Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026. The proposal was approved by the stockholders. There were no broker non-votes. The table below sets forth the voting results.

Votes Cast "For"	Votes Cast "Against"	Abstentions
23,883,157	40,293	361,562

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Commercial Real Estate Finance Trust, Inc.

By:	/s/ E. Elizabeth Day
E. Elizabeth Day
General Counsel and Secretary

Date: July 15, 2026